UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2011

DAM HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-50370	33-1041835
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

501 Madison Avenue Suite 501
New York, NY 10022
(Address of principal executive offices, zip code)

Registrant's telephone number, including area code: 646-820-0630

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements:

Some of the statements in this report are forward-looking statements that involve risks and uncertainties. These forward-looking statements include statements about our plans, objectives, expectations, intentions and assumptions that are not statements of historical fact. You can identify these statements by the following words:

- "may"
- "will"
- "should"
- "estimates"
- "plans"
- "expects"
- "believes"
- "intends"

and similar expressions. We cannot guarantee our future results, performance or achievements. Our actual results and the timing of corporate events may differ significantly from the expectations discussed in the forward-looking statements. You are cautioned not to place undue reliance on any forward-looking statements.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On October 27, 2011, we sold all of the stock of our wholly-owned subsidiary Delaware American Motors, Inc. (“Delaware American”).  The purchase price was $10.00, and the purchaser was Mark S. Klein, our former director and Chief Executive Officer. There was no formula or principle followed in determining the purchase price.  In connection with the sale, Mr. Klein agreed to assume any debt or obligation of  the Company which pertains to or is related to the business of Delaware American and its subsidiary Delaware American Motors, LLC and to indemnify us in respect of these debts or obligations as provided in a separate Assumption and Indemnification Agreement.

Item 2.04. Creation of a Direct Financing Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On October 24, 2011, we entered into Note Purchase Agreement (“NPA”) with a third party investor. The NPA provides for maximum non-interest bearing advances to the Company of $500,000 over a period commencing October 25, 2011 and ending November 11, 2011. Pursuant to the NPA, we issued an Unsecured Convertible Promissory Note (“Note”) in the amount of $187,100 to the third party investor on October 25, 2011.

The Note and each subsequent Note may be convertible in shares of our common stock at any time by the holder at $0.135 per share. We may require the holder to convert its Notes into shares of our common stock 45 days after the closing of our merger with OSO USA LLC, unless the conversion would result in the holder then owning more than 4.99% of our common stock. The Company may require at its election conversion of all remaining Notes six months after the closing of our merger regardless of the then ownership position of the holder. The merger closed on October 19, 2011.

Item 9.01. Financial Statements and Exhibits.

See the Exhibit Index set forth below for a list of exhibits included with this Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAM HOLDINGS, INC.
(Registrant)

Dated: October 27, 2011	By:	/s/ Fouad Kallamni
Fouad Kallamni
President and Principal Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
10.2	Stock Purchase Agreement between the Company and Mark Klein dated October 27, 2011
10.3	Assumption and Indemnification Agreement by and among the Company, Delaware American Motors, Inc. and Delaware American Motors, LLC dated October 27, 2011
10.4	Form of Note Purchase Agreement
10.5	Form of Unsecured Convertible Promissory Note